SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                 November 27, 2000

ADVANTA Mortgage Loan Trust 1998-4A,  1998-4B, 1998-4C

New York                          333-52351-02                 88-0360305
                                  333-52351-03                 23-2723382
                                  333-52351-04


c/o ADVANTA Mortgage Corp., USA
Attn:  H. John Berens
10790 Rancho Bernardo Road
San Diego, CA  92127

(858) 676-3099



Item 5.                         Other Events

Information relating to the distributions to Certificate holders for the October, 2000 Monthly Period of the Trust in respect of the Mortgage Backed Notes, Series 1998-4, Class A, Class B and Class C (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of November 1, 1998 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                         Financial Statements, Exhibits

                 Exhibit No.                    Exhibit

                             1. Monthly Report for the October 2000 Monthly
                                Period relating to the Mortgage Backed Notes
                                Series 1998-4, Class A, Class B, and Class C issued by the ADVANTA Mortgage Loan
                                Trust 1998-4A, 1998-4B, 1998-4C.


                                                EXHIBIT INDEX

Exhibit

       1.        Monthly Report for the October 2000 Monthly
                 Period relating to the Mortgage Backed Notes, Series 1998-4, Class A, Class B, and Class C issued by the ADVANTA Mortgage Loan Trust 1998-4A, 1998-4B, 1998-4C.





                                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Mortgage Loan Trust 1998-4A, 19984-B, 1998-4C.

BY:              ADVANTA Mortgage Corp., USA




BY:              /s/ H. John Berens
                 H. John Berens
                 Senior Vice President
                 Advanta Mortgage



November 30, 2000

                                                EXHIBIT 1


                 ADVANTA Mortgage Loan Trust 1998-4A

                            Statement to Certificateholders

                 Original       Prior
                 Face           Principal
Class            Value          Balance         Interest       Principal      Total
A                    650,000,000      462,671,64       3,104,52        7,864,0     10,968,567.34
A Certificate                                                                                         -

Totals               650,000,000      462,671,64       3,104,52        7,864,0     10,968,567.34

                                                Current        Pass-Through
                 Realized       Deferred        Principal      Rates
Class            Losses         Interest        Balance        Current        Next
A                                                  454,807,600.      7.320000%     7.317500%
A Certificate                                                              NA            NA

Totals                                             454,807,600.31

                                Prior                                                       Current
                                Principal                                                   Principal
Class            CUSIP          Balance         Interest       Principal      Total         Balance
A                   00755WGC4         711.802525       4.776195      12.098524     16.874719    699.704001
A Certificate                           0.000000       0.000000       0.000000      0.000000      0.000000

Delinquent Loan Information:
                                                               90+ Days       Loans         Loans
                                30-59           60-89          excldg f/c,REO in            in
                                Days            Days           & Bkrptcy      Bankruptcy    REO
Trust A          Principal Balan  15,587,346.82   2,481,049.85   1,421,671.14 11,272,955.75  4,851,781.28
                 % of Pool Balan        3.25080%       0.51743%       0.29649%      2.35102%      1.01186%
                 Number of Loans             255             46             25           193            77
                 % of Loans             3.33700%       0.60209%       0.32723%      2.52618%      1.00785%

                                Loans
                                in
                                Foreclosure
Trust A          Principal Balan        18,473,684.18
                 % of Pool Balan        3.85275%
                 Number of Loans             313
                 % of Loans             4.09686%

General Mortgage Loan Information:
                                                                                               Trust A
Beginning Aggregate Mortgage Loan Balance                                                   487,417,860.74
Prefunding                                                                                           0.00
Principal Reduction                                                                          7,924,752.52
Ending Aggregate Mortgage Loan Balance                                                      479,493,108.22

Beginning Aggregate Mortgage Loan Count                                                               7758
Ending Aggregate Mortgage Loan Count                                                                  7640

Current Weighted Average Coupon Rate                                                             9.527388%
Next Weighted Average Coupon Rate                                                                9.521567%

Mortgage Loan Principal Reduction Information:
                                                                                               Trust A
Scheduled Principal                                                                            660,095.54
Curtailments                                                                                   198,866.12
Prepayments                                                                                  6,259,448.83
Repurchases                                                                                          0.00
Substitutions                                                                                        0.00
Liquidation Proceeds                                                                           806,342.03
Other Principal                                                                                      0.00

Less: Realized Losses                                                                          582,723.51

Total Principal Reduction                                                                         8,507,476.03

Servicer Information:
                                                                                               Trust A
Accrued Servicing Fee for the Current Period                                                         203,090.78
Less: Amounts to Cover Interest Shortfalls                                                       6,562.08
Less: Delinquent Service Fees                                                                          58,972.26
Collected Servicing Fees for Current Period:                                                         137,556.44

Advanced Principal                                                                                   N/A
Advanced Interest                                                                                 1,122,656.83

                                Other           Scheduled       Interest       Available     Available Funds
                 Prepayment     Unscheduled     Principal      Carry          Funds Cap     Cap Carry
                 Principal      Principal       Distribution   Forward        Current       Forward
Class            Distributed    Distributed     Amount         Amount         Amount        Amount
Class A                  6,259,4          1,005,       7,342,02                                                    -
                                                                                                                   -

Total                    6,259,4          1,005,       7,342,02                                                    -


                  Applied
                  Realized Loss
                  Amount
Class A                                   -
                                          -

Total                                     -

                                                     Prior                                     Current
                      Has a        Remaining         Over-       Accelerated      Extra          Over
                  Trigger Event    Pre-Funded     Collateral      Principal     Principal     Collateral
                    Occurred         Amount         Amount       Distributed   Distributed      Amount
Trust A                NO             0.00       24,746,219.80     522,011.62          0.00 24,685,507.91


                    Specified        Over-
                      Over-        Collateral
                   Collateral       Deficit
                     Amount          Amount
Trust A            24,746,219.80            0.00









Trust A Insured Payment                                                                               0.00
Pool Rolling six month delinquency rate                                                           0.037586
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                        0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                  0.00%
Book Value of REO loans                                                                       6,013,882.35
Cumulative Number of Mortgage loans repurchased to date                                                 11
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                         0.00
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                0.00
Unremibursed Delinquent/Servicing Advances still Outstanding                                   211,725.72


TOTAL AVAILABLE FUNDS:
Current Interest Collected:                                            2,688,220.13

Principal Collected:                                                   7,118,410.49

Insurance Proceeds Received:                                                            -

Net Liquidation Proceeds:                                                 223,618.52

Delinquency Advances on Mortgage Interest:                             1,122,656.83

Delinquency Advances on Mortgage Principal                                NA

Repurchase and Substitution Amounts:                                                    -

Trust Termination Proceeds:                                                             -

Investment Earnings on Note Account:                                        13,500.72

Capitalized Interest Requirement:                                                       -

Capitalized Interest Fund Earnings                                       0.00

Capitalized Interest Account                                             0.00

Investment Earnings on Pre-Funding Account                                0.00

Unreimbursed Delq/Servicing Advances Paid Back To CertificateHo                         -

Sum of the Above Amounts:                                                          11,166,406.69

LESS:

Servicing Fees (including PPIS):                                          144,118.52

Non Recoverable Advance                                                       1,548.43

Indenture Trustee Fees:                                                       2,843.27

Owner Trustee Fees:                                                     277.78

Insurance Premiums:                                                         50,122.76

Reimbursement of Delinquency Advances/Servicing Advances                                -

Total Reductions to Available Funds Amount:                                             198,910.76

Total Available Funds:                                                                          10,967,495.93

                                                EXHIBIT 1


                 ADVANTA Mortgage Loan Trust 1998-4B

                            Statement to Certificateholders
                 Original       Prior
                 Face           Principal
Class            Value          Balance         Interest       Principal      Total
B                    350,000,000      250,034,02       1,677,72        3,590,0       5,267,802.19
B Certificate                                                                                         -

Totals               350,000,000      250,034,02       1,677,72        3,590,0       5,267,802.19

                                                Current        Pass-Through
                 Realized       Deferred        Principal      Rates
Class            Losses         Interest        Balance        Current        Next
B                                                  246,443,951.      7.320000%     7.317500%
B Certificate                                                              NA            NA

Totals                                             246,443,951.01

                                Prior                                                       Current
                                Principal                                                   Principal
Class            CUSIP          Balance         Interest       Principal      Total         Balance
B                   00755WGD2         714.382928       4.793509      10.257354     15.050863    704.125574
B Certificate                           0.000000       0.000000       0.000000      0.000000      0.000000

Delinquent Loan Information:
                                                               90+ Days       Loans         Loans
                                30-59           60-89          excldg f/c,REO in            in
                                Days            Days           & Bkrptcy      Bankruptcy    REO
Trust B          Principal Balan   6,849,918.26   1,418,529.93   1,002,969.89  6,271,373.09  3,097,017.85
                 % of Pool Balan        2.63817%       0.54633%       0.38628%      2.41535%      1.19278%
                 Number of Loans             113             22             18           104            54
                 % of Loans             3.25836%       0.63437%       0.51903%      2.99885%      1.55709%

                                Loans
                                in
                                Foreclosure
Trust B          Principal Balan  11,352,618.85
                 % of Pool Balan        4.37233%
                 Number of Loans             180
                 % of Loans             5.19031%

General Mortgage Loan Information:
                                                                                               Trust B
Beginning Aggregate Mortgage Loan Balance                                                   263,358,897.99
Subsequent Mortgage Loans Added This Period                                                          0.00
Principal Reduction                                                                          3,711,916.88
Ending Aggregate Mortgage Loan Balance                                                      259,646,981.11

Beginning Aggregate Mortgage Loan Count                                                                       3,515
Ending Aggregate Mortgage Loan Count                                                                          3,468

Current Weighted Average Coupon Rate                                                             9.523112%
Next Weighted Average Coupon Rate                                                                9.517887%

Mortgage Loan Principal Reduction Information:
                                                                                               Trust B
Scheduled Principal                                                                            340,188.11
Curtailments                                                                                    55,607.37
Prepayments                                                                                  2,435,335.13
Repurchases                                                                                          0.00
Substitutions                                                                                        0.00
Liquidation Proceeds                                                                           880,786.27
Other Principal                                                                                      0.00

Less: Realized Losses                                                                          401,076.12

Total Principal Reduction                                                                         4,112,993.00

Servicer Information:
                                                                                               Trust B
Accrued Servicing Fee for the Current Period                                                         109,732.87
Less: Amounts to Cover Interest Shortfalls                                                       1,308.38
Less: Delinquent Service Fees                                                                          31,437.25
Collected Servicing Fees for Current Period:                                                           76,987.24

Advanced Principal                                                                                   N/A
Advanced Interest                                                                                    604,461.10

                                Other           Scheduled       Interest       Available     Available Funds
                 Prepayment     Unscheduled     Principal      Carry          Funds Cap     Cap Carry
                 Principal      Principal       Distribution   Forward        Current       Forward
Class            Distributed    Distributed     Amount         Amount         Amount        Amount
Class B                  2,435,3             936       3,310,84                                                    -
                                          -                                                                        -

Total                    2,435,3             936       3,310,84                                                    -


                  Unpaid
                  Realized Loss
                  Amount
Class B                                   -
                                          -

                      Has a        Remaining         Over-       Accelerated      Extra          Over
                  Trigger Event    Pre-Funded     Collateral      Principal     Principal     Collateral
                    Occurred         Amount         Amount       Distributed   Distributed      Amount
Trust B                NO             0.00       13,324,873.10     279,233.12          0.00 13,203,030.10


                    Specified        Over-
                      Over-        Collateral
                   Collateral       Deficit
                     Amount          Amount
Trust B            13,324,873.10            0.00









Trust B Insured Payment                                                                               0.00
Pool Rolling six month delinquency rate                                                               0.05
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                        0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                  0.00%
Book Value of REO loans                                                                      3,730,639.74
Cumulative Number of Mortgage loans repurchased to date                                                  8
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                         0.00
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                 0.00
Unreimbursed Delinquent/Servicing Advances Still Outstanding                                         138,261.48


TOTAL AVAILABLE FUNDS:
                 Current Interest Collected:                           1,454,098.54

                 Principal Collected:                                  2,831,130.61

                 Insurance Proceeds Received:                                           -

                 Net Liquidation Proceeds:                                479,710.15

                 Delinquency Advances on Mortgage Interest:               604,461.10

                 Delinquency Advances on Mortgage Principal               NA

                 Repurchase and Substitution Amounts:                                   -

                 Trust Termination Proceeds:                                            -

                 Investment Earnings on Note Account:                         6,487.60

                 Capitalized Interest Requirement:                       0.00

                 Capitalized Interest Account  Earnings                  0.00

                 Capitalized Interest Account                            0.00

                 Reversal of Realized Loss Amount                                       -

                 Unreimbursed Delq/Servicing Advances Paid Back           0.00

                 Sum of the Above Amounts:                                           5,375,888.00

LESS:

                 Servicing Fees (including PPIS):                           78,295.62

                 Non-Recoverable Advance                                         889.13

                 Indenture Trustee Fees:                                      1,536.26

                 Owner Trustee Fees:                                    277.78

                 Insurance Premiums:                                        27,087.02

                 Reimbursement of Delinquency Advances/Servicin                         -

                 Total Reductions to Available Funds Amount:                            108,085.81

                 Total Available Funds:                                                           5,267,802.19

                                                EXHIBIT 1


                 ADVANTA Mortgage Loan Trust 1998-4C

                            Statement to Certificateholders
                 Original       Prior
                 Face           Principal
Class            Value          Balance         Interest       Principal      Total
C                    100,000,000        62,479,3          410,6        3,392,7       3,803,437.44
C Certificate                                               60,                           60,798.80

Totals               100,000,000        62,479,3          471,4        3,392,7       3,864,236.24

                                                Current        Pass-Through
                 Realized       Deferred        Principal      Rates
Class            Losses         Interest        Balance        Current        Next
C                                                    59,086,543      7.170000%     7.167500%
C Certificate                                                              NA            NA

Totals                                               59,086,543.59

                                Prior                                                       Current
                                Principal                                                   Principal
Class            CUSIP          Balance         Interest       Principal      Total         Balance
C                   00755WGE0         624.793356       4.106454      33.927920     38.034374    590.865436
C Certificate                           0.000000       0.093537       0.000000      0.093537      0.000000

Delinquent Loan Information:
                                                               90+ Days       Loans         Loans
                                30-59           60-89          excldg f/c,REO in            in
                                Days            Days           & Bkrptcy      Bankruptcy    REO
Trust C          Principal Balan   2,355,361.50     193,663.73     106,763.35  2,198,852.96  1,272,886.55
                 % of Pool Balan        3.68292%       0.30282%       0.16694%      3.43820%      1.99033%
                 Number of Loans              26              4              2            26            12
                 % of Loans             3.68794%       0.56738%       0.28369%      3.68794%      1.70213%

                                Loans
                                in
                                Foreclosure
Trust C          Principal Balan   4,438,776.67
                 % of Pool Balan        6.94062%
                 Number of Loans              55
                 % of Loans             7.80142%

General Mortgage Loan Information:
                                                                                               Trust C
Beginning Aggregate Mortgage Loan Balance                                                   67,346,420.80
Prefunding                                                                                            N/A
Principal Reduction                                                                          3,392,792.01
Ending Aggregate Mortgage Loan Balance                                                      63,953,628.79

Beginning Aggregate Mortgage Loan Count                                                                740
Ending Aggregate Mortgage Loan Count                                                                   705

Current Weighted Average Coupon Rate                                                            10.476892%
Next Weighted Average Coupon Rate                                                               10.412907%

Mortgage Loan Principal Reduction Information:
                                                                                               Trust C
Scheduled Principal                                                                             28,556.73
Curtailments                                                                                   222,035.05
Prepayments                                                                                  2,914,597.35
Repurchases                                                                                          0.00
Substitutions                                                                                        0.00
Liquidation Proceeds                                                                           227,602.88
Other Principal                                                                                      0.00

Less: Realized Losses                                                                           73,823.02

Total Principal Reduction                                                                         3,466,615.03

Servicer Information:
                                                                                               Trust C
Accrued Servicing Fee for the Current Period                                                           28,061.00
Less: Amounts to Cover Interest Shortfalls                                                         292.49
Less: Delinquent Service Fees                                                                            8,298.96
Collected Servicing Fees for Current Period:                                                           19,469.55

Advanced Principal                                                                                   N/A
Advanced Interest                                                                                    167,803.23

                                Other           Scheduled       Interest       Available     Available Funds
                 Prepayment     Unscheduled     Principal      Carry          Funds Cap     Cap Carry
                 Principal      Principal       Distribution   Forward        Current       Forward
Class            Distributed    Distributed     Amount         Amount         Amount        Amount
Class C                  2,914,5             449       3,318,96                                                    -
                                 .               .                                                                 -



                  Unpaid
                  Realized Loss
                  Amount
Class C                                   -
                                          -

                                                     Prior                                     Current
                      Has a                          Over-       Accelerated      Extra          Over
                  Trigger Event                   Collateral      Principal     Principal     Collateral
                    Occurred                        Amount       Distributed   Distributed      Amount
Trust C                NO                         4,867,085.20      73,823.02          0.00  4,867,085.20


                    Specified        Over-
                      Over-        Collateral
                   Collateral       Deficit
                     Amount          Amount
Trust C             4,867,085.20            0.00









Trust C Insured Payment                                                                               0.00
Pool Rolling six month delinquency rate                                                               0.07
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                        0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                  0.00%
Book Value of REO loans                                                                       1,297,634.71
Cumulative Number of Mortgage loans repurchased to date                                                  3
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                    10,476.10
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                0.00
Unreimbursed Delinquent/Servicing Advances Still Outstanding                                         0.00


TOTAL AVAILABLE FUNDS:
                 Current Interest Collected:                              411,882.12

                 Principal Collected:                                  3,165,189.13

                 Insurance Proceeds Received:                                           -

                 Net Liquidation Proceeds:                                153,779.86

                 Delinquency Advances on Mortgage Interest:               167,803.23

                 Delinquency Advances on Mortgage Principal               NA

                 Repurchase and Substitution Amounts:                                   -

                 Trust Termination Proceeds:                                            -

                 Investment Earnings on Note Account:                         4,743.20


                 Sum of the Above Amounts:                                           3,903,397.54

LESS:

                 Servicing Fees (including PPIS):                           19,762.04

                 Non-Recoverable Advance                                         182.28

                 Indenture Trustee Fees:                                         392.85

                 Owner Trustee Fees:                                    277.78

                 Insurance Premiums:                                          8,070.25

                 Reimbursement of Delinquency Advances/Servicin             10,476.10

                 Total Reductions to Available Funds Amount:                              39,161.30

                 Total Available Funds:                                                           3,864,236.24